FIFTH AMENDMENT TO STANDSTILL AND AMENDMENT AGREEMENT

THIS FIFTH AMENDMENT TO STANDSTILL AND AMENDMENT AGREEMENT (this “Fifth Amendment”) is made and entered into effective as of May 22, 2020, by and among UNIT CORPORATION, a Delaware corporation (“Unit”), UNIT DRILLING COMPANY, an Oklahoma corporation (“Unit Drilling”), UNIT PETROLEUM COMPANY, an Oklahoma corporation (“Unit Petroleum”) (Unit, Unit Drilling and Unit Petroleum, together with each of their respective successors and permitted assigns, is each, individually, called a “Borrower”, and, collectively, jointly and severally, the “Borrowers”), the Lenders party to the Existing Credit Agreement (as defined below) (each, individually a "Lender" and, collectively, the "Lenders") party hereto, and BOKF, NA dba Bank of Oklahoma, as administrative agent for the Lenders (the "Administrative Agent").
R E C I T A L S
A.The Borrowers, the Lenders and the Administrative Agent heretofore entered into: (i) that certain Standstill and Amendment Agreement dated March 11, 2020 (the “Original SA”), as amended by that certain First Amendment to Standstill and Amendment Agreement dated April 15, 2020 (the “First SA Amendment”), that certain Second Amendment to Standstill and Amendment Agreement dated April 17, 2020 (the “Second SA Amendment”), that certain Third Amendment to Standstill and Amendment Agreement dated May 4, 2020 (the “Third SA Amendment”), and that certain Fourth Amendment to Standstill and Amendment Agreement dated May 15, 2020 (the “Fourth SA Amendment”; the Original SA, as heretofore amended by the First SA Amendment, the Second SA Amendment, the Third SA Amendment and the Fourth SA Amendment, collectively, the “Existing Standstill Agreement); and (ii) that certain Senior Credit Agreement dated as of September 13, 2011, as amended by the First Amendment and Consent to Senior Credit Agreement dated as of September 5, 2012, the Second Amendment and Consent to Senior Credit Agreement dated as of April 10, 2015, the Third Amendment to Senior Credit Agreement dated as of April 8, 2016, the Fourth Amendment to Senior Credit Agreement dated as of April 2, 2018, the Fifth Amendment to Senior Credit Agreement dated October 18, 2018, and the Existing Standstill Agreement (and as the same has been further amended, modified or supplemented prior to the date hereof, collectively, the "Existing Credit Agreement"; the Existing Credit Agreement, as amended by this Fifth Amendment, collectively, the “Credit Agreement”).
B.The Borrowers, the Required Lenders and the Administrative Agent desire to amend the Existing Standstill Agreement, as and to the extent expressly provided for in this Fifth Amendment.
C.Each of the Credit Parties will receive substantial and valuable consideration and economic benefits from the agreements being made by Administrative Agent and the Lenders hereunder, upon the terms and conditions set forth in this Fifth Amendment.
NOW, THEREFORE, in consideration of the foregoing recitals, the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T S
1.Recitals; Capitalized Terms. The recitals set forth above are incorporated herein with the same force and effect as if set forth at length herein below. The term “Standstill Agreement” as used in this Fifth Amendment (and the term “this Agreement” as set forth within the Existing Standstill

Agreement), shall hereafter mean the Existing Standstill Agreement, as amended by this Fifth Amendment. The term “Credit Agreement” as used in this Fifth Amendment (and the term “this Agreement” as set forth within the Existing Credit Agreement), shall hereafter mean the Existing Credit Agreement, as amended by this Fifth Amendment. Unless otherwise expressly defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms pursuant to the Existing Credit Agreement, including, without limitation, and as applicable, pursuant to the Existing Standstill Agreement.
2. Certain Amended and Modified Definitions. The following capitalized terms (as heretofore set forth within the Existing Standstill Agreement), for the purposes of both the Standstill Agreement and the Credit Agreement, shall have the following amended and modified meanings, and Section 1.2 of the Existing Standstill Agreement is hereby amended and modified, accordingly as follows:
“Standstill Agreement” shall mean that certain Standstill and Amendment Agreement dated March 11, 2020 among the Credit Parties, Administrative Agent and the Lenders party thereto, as amended by that certain First Amendment to Standstill and Amendment Agreement dated April 15, 2020 among the Credit Parties and the Administrative Agent on behalf of the Required Lenders, that certain Second Amendment to Standstill and Amendment Agreement dated April 17, 2020 among the Credit Parties and the Administrative Agent on behalf of the Required Lenders, that certain Third Amendment to Standstill and Amendment Agreement dated May 4, 2020, that certain Fourth Amendment to Standstill and Amendment Agreement dated May 15, 2020 among the Credit Parties, Administrative Agent and the Lenders party thereto, and that certain Fifth Amendment to Standstill and Amendment Agreement dated May 22, 2020 among the Credit Parties, Administrative Agent and the Lenders party thereto (as the same may be amended, modified, replaced, amended and restated and supplemented form time to time).
"Standstill Period" shall mean the period commencing on the Standstill Effective Date and continuing until the earlier of: (i) the receipt by any Credit Party from the Administrative Agent of notice of the occurrence of any Termination Event, and (ii) 3:00 p.m. Central time on May 22, 2020.
3. Other Modifications to the Existing Standstill Agreement: The following is hereby added as new Section 3.6 to the Existing Standstill Agreement:
“3.6 Notwithstanding anything to the contrary set forth elsewhere in this Agreement, and pursuant and subject to all applicable terms and conditions as set forth in (i) the Credit Agreement (including, without limitation, in Section 4.2 thereof), (ii) that certain Restructuring Support Agreement to be dated on or about the date of the Fifth Amendment to this Agreement, to be entered into by and among the “Parties” (as defined therein) thereto (said agreement, including the “Term Sheet” (as defined therein) and all of the other “Exhibits and Schedules” (as defined in therein), collectively, the “RSA”), and (iii) those certain DIP Facility Documents (as defined in the RSA), respectively, after the execution of the RSA by all of said Parties (as defined therein) thereto, the Administrative Agent and the Lenders have agreed, in accordance with the Borrowers’ notice and request, to make a Credit Extension to the Borrowers under and pursuant to the Credit Agreement, in an aggregate amount not to exceed Eight Million and No/100THS Dollars ($8,000,000.00); provided, however, that the following shall all be deemed to constitute conditions precedent to the Administrative Agent’s and the Lenders’ obligation to make such Credit Extension, all of which conditions are hereby acknowledged and agreed upon by the Borrowers, and certified as true and correct and as having been duly satisfied by the Borrowers, as of the date hereof:
(a)The RSA shall have been duly executed by all Parties (as defined therein) thereto;

(b)Such Credit Extension is a Loan under the Credit Agreement and shall (and shall be deemed to): (i) constitute the final Credit Extension to be made by the Lenders under and pursuant to the Credit Agreement, which amounts shall, after being fully disbursed to Borrowers, cause the Elected Commitment of each Lender under the Credit Agreement to have been automatically terminated and thereafter of no further force and effect; and (ii) subject to approval of the Bankruptcy Court (as defined in the RSA), immediately upon the execution of the DIP Facility Documents by the applicable parties thereto, constitute and be classified for all purposes as the “Initial Refinanced Loans” (as defined in the DIP Facility Documents), which Initial Refinanced Loans shall thereafter be evidenced and governed by the applicable terms, provisions and conditions set forth within the applicable DIP Facility Documents;
(c)The proceeds of such Credit Extension shall be used by the Borrowers to pay or reimburse (within no later than one (1) Business Day after the date of this Fifth Amendment) the legal, financial advisor and other consultant fees and expenses as more particularly set forth on the borrowing request submitted by the Borrowers to the Administrative Agent and for no other purpose whatsoever;
(d)Borrowers shall have specified in the borrowing notice for such Credit Extension whether such Credit Extension shall be deemed to constitute a Eurodollar Advance or a Floating Rate Advance under the Credit Agreement (until such time as the actions more particularly described in preceding clause (b)(ii) above of this Section 3.6 shall have occurred);
(e)Borrowers acknowledge that the Lenders have no obligation to make such Credit Extension under the Credit Agreement, this Agreement or otherwise and that the Administrative Agent’s and Lenders’ agreements under this Section 3.6 are made notwithstanding the fact that Borrowers cannot satisfy some or all of the conditions precedent for a Credit Extension and subsequent funding under the Credit Agreement and/or this Agreement, which Credit Extension and funding is made expressly subject to Administrative Agent’s and Lenders’ reservation of rights and the other provisions set forth in clause (f) below; and
(f)Without limitation of any of the foregoing, nothing contained in this Section 3.6 shall be deemed to constitute a waiver of any rights, conditions or remedies of the Administrative Agent, the Lenders or their respective affiliates under any of (1) the Credit Agreement (including, without limitation, this Agreement) or any other Loan Document (including, but not limited to, any such rights, conditions and/or remedies in connection with any Default, Event of Default, or the occurrence of any Material Adverse Event or of any other fact, event or occurrence under the Credit Agreement or any other Loan Document, whether now or hereafter existing, and whether or not now or hereafter known by Administrative Agent or any Lender), (2) the RSA (whether now or hereafter existing, and whether or not now or hereafter known by Administrative Agent or any Lender), or (3) any executed DIP Facility Document (whether now or hereafter existing, and whether or not now or hereafter known by Administrative Agent or any Lender). No delay by Administrative Agent, any Lender or any of their respective affiliates in exercising any such rights or remedies or enforcing any such conditions shall be deemed a waiver of any such rights, conditions or remedies that Administrative Agent, Lenders or any such affiliate may now or hereafter have with respect thereto, whether pursuant to the Credit Agreement and/or the other Loan Documents, the RSA, such DIP Facility Documents, under any applicable UCC, at law, in equity, or otherwise. The Administrative Agent, Lenders and their respective affiliates each expressly hereby reserves and preserves all such rights, conditions and remedies that it may now or hereafter have, any of which rights and remedies may be exercised at any time hereafter in the Administrative Agent’s, Lenders’ or any such affiliate’s sole discretion in accordance with the Loan Documents or such other definitive agreement (as applicable) and without notice or demand of any kind or nature to Borrowers, any guarantor, or any other Person now or hereafter interested in or liable for any of the Obligations or now or hereafter party to any such other agreement or document.”
4. General Release. IN CONSIDERATION OF, INTER ALIA, THE ADMINISTRATIVE AGENT’S AND THE LENDERS’ AGREEMENTS AND CONSIDERATION AS SET FORTH IN THE STANDSTILL AGREEMENT (AS AMENDED HEREBY), INCLUDING, WITHOUT LIMITATION, ADMINISTRATIVE AGENT’S AND THE LENDERS’ AGREEMENTS TO MODIFY THE CREDIT AGREEMENT (AS AMENDED HEREBY) AS DESCRIBED IN THE STANDSTILL AGREEMENT (AS AMENDED HEREBY), EACH CREDIT PARTY HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, CO-SYNDICATION AGENTS, LC ISSUER, AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE EFFECTIVE DATE OF THIS FIFTH AMENDMENT, AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THE STANDSTILL AGREEMENT (AS AMENDED HEREBY), THE CREDIT AGREEMENT (AS AMENDED HEREBY), ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE BORROWERS, BY EXECUTION HEREOF, ON BEHALF OF THEMSELVES AND ON BEHALF OF EACH OTHER CREDIT PARTY, EACH HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 3 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS. THE PROVISIONS OF THIS SECTION 3 SHALL SURVIVE THE TERMINATION OF THE STANDSTILL AGREEMENT (AS AMENDED HEREBY), THE CREDIT AGREEMENT (AS AMENDED HEREBY), AND THE OTHER LOAN DOCUMENTS.
5. Miscellaneous:
A. No Waiver. Notwithstanding any of the foregoing, the standstill granted by the Administrative Agent and the Lenders pursuant to the Standstill Agreement (as amended hereby) shall not constitute and shall not be deemed to constitute a waiver or release of (x) any Default, Event of Default, or occurrence of any Material Adverse Event, or (y) any other fact, event or occurrence under the Credit Agreement or any other Loan Document (whether now or hereafter existing, and whether or not now or hereafter known by Administrative Agent or any Lender to be existing). Administrative Agent and the Lenders hereby expressly reserve and preserve all of their respective rights and remedies (whether pursuant to the Credit Agreement or any other Loan Document, the UCC, at law, in equity or otherwise)

respecting any and/or all such Defaults, Events of Default and/or other facts, events, occurrences and other matters, subject only to the applicable terms and conditions of the Standstill Agreement (as amended hereby).
B. Conflict; Ratification. To the extent of any conflict or inconsistency between the terms and conditions of this Fifth Amendment, and the terms and conditions of the Existing Standstill Agreement or the terms and conditions of the Existing Credit Agreement, the terms and conditions of this Fifth Amendment shall govern and control. Except to the extent otherwise expressly modified hereby, the terms and conditions of both the Existing Standstill Agreement and the Existing Credit Agreement shall remain unchanged and of full force and effect and are hereby ratified by the undersigned parties.
C. Counterparts. This Fifth Amendment may be executed in any number of counterparts; each such counterpart hereof shall be deemed to be an original, but all such counterparts together shall constitute but one agreement. Signatures to this Fifth Amendment transmitted by facsimile or by e-mail in .pdf or .tif format shall be valid and effective as an original to bind the party so signing for all intents and purposes hereunder.
D.  Interpretation; Governing Law. The section headings set forth in this Fifth Amendment are for convenience of reference only, and do not define, limit or construe the contents of such sections. THIS FIFTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF OKLAHOMA AND SHALL BE PERFORMABLE IN TULSA COUNTY, OKLAHOMA. The provisions of (i) Article 17 of the Existing Credit Agreement, and (ii) Article 7 of the Existing Standstill Agreement, respectively, shall apply to this Fifth Amendment, mutatis mutandis.
[SIGNATURES FOLLOW ON THE NEXT PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:

UNIT CORPORATION, a Delaware corporation,
UNIT PETROLEUM COMPANY, an Oklahoma corporation,
UNIT DRILLING COMPANY, an Oklahoma corporation,

By:__/s/ Mark Schell___________________________
Mark Schell, as Senior Vice President, Secretary & General Counsel of each of
UNIT CORPORATION,
UNIT PETROLEUM COMPANY, and
UNIT DRILLING COMPANY

8200 South Unit Drive
Tulsa, Oklahoma 74132-5300
Attention: Mark Schell
Telephone: (918) 493-7700
Facsimile: (918) 493-7711

Signature Page to Fifth Amendment to Standstill Agreement

BOKF, NA dba Bank of Oklahoma, as LC Issuer, as Administrative Agent, and as a Lender

By:__/s/ Matt Chase________________________
Name: Matt Chase
Title: Senior Vice President

Signature Page to Fifth Amendment to Standstill Agreement

BBVA USA FKA COMPASS BANK, as a Lender

By:__/s/ William H. Douning______________
Name: William H. Douning
Title: Senior Vice President

Signature Page to Fifth Amendment to Standstill Agreement

BANK OF AMERICA, N.A., as a Lender

By:__/s/ Edna Aguilar Mitchell______________
Name: Edna Aguilar Mitchell
Title: Senior Vice President

Signature Page to Fifth Amendment to Standstill Agreement

BMO HARRIS FINANCING, INC., as a Lender

By:___/s/ Emily Steckel____________
Name: Emily Steckel
Title: Vice President

Signature Page to Fifth Amendment to Standstill Agreement

COMERICA BANK, as a Lender

By:__/s/ P. David Jones_____________
Name: P. David Jones
Title: Vice President

Signature Page to Fifth Amendment to Standstill Agreement

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as a Lender

By:___/s/ Kyle Lane________________
Name: Kyle Lane
Title: Senior Director, Special Loans

By:_____________________________
Name:
Title:

Signature Page to Fifth Amendment to Standstill Agreement

TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:___/s/ Peter Kuo______________________
Name: Peter Kuo
Title: AUTHORIZATION TO EXECUTE

Signature Page to Fifth Amendment to Standstill Agreement

TRUIST BANK, a North Carolina banking corporation formerly known as Branch Banking and Trust Company, as a Lender

By:__/s/ Mark L. Thomas________________
Name: Mark L. Thomas
Title: Senior Vice President

Signature Page to Fifth Amendment to Standstill Agreement

ARVEST BANK, as a Lender

By:__/s/ S. Matt Condry_______________
Name: S. Matt Condry
Title: V.P. Commerical Lending

Signature Page to Fifth Amendment to Standstill Agreement

IBERIABANK, as a Lender

By:___/s/ W. Bryan Chapman__________
Name: W. Bryan Chapman
Title: Market President - Energy Lending

Signature Page to Fifth Amendment to Standstill Agreement